UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 7, 1998

                      AMERICAN DIGITAL COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


WYOMING                           0-28506                       13-3411167
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                  Number)


745 Fifth Avenue, Suite 900, New York, New York                   10151
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code 905-837-9909


             5575 DTC Parkway, Suite 355, Englewood, Colorado 80111
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant.

American Digital Communications, Inc. (the "Registrant") terminated the service of Stark Tinter & Associates, LLC ("STA") as independent auditors for the Registrant on May 7, 1998.

None of the reports of STA on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the termination of STA, there were no disagreement(s) with STA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of STA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the reportable events listed in Item 304(B) of Regulation S-B occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the termination of STA. STA did not perform an audit of the financial statements of the Registrant or issue a report with respect thereto.

On May 7, 1998, the Registrant engaged Causey Demgen & Moore Inc.("CDM") as its independent auditors.

CDM previously acted as independent accountants to audit the financial statements of the Registrant. Subject to the foregoing, during the Registrant's two most recent fiscal years and the subsequent interim period preceding the engagement of CDM, neither the Registrant nor anyone on its behalf consulted CDM regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

The decision to change accountants was recommended by the Audit Committee of the Board of Directors and was approved by the Board of Directors on May 6, 1998.

Item 5.        Other Matters.

(a) Effective April 17, 1998, the employment of R. Gene Klawetter (Vice Chairman of the Board), Dan Smith (Controller) and George Sullivan (Secretary) with the Registrant was terminated. The duties of Dan Smith have been assumed by Gary Hokkanen, Chief Financial Officer of the Registrant, and Carrie Weiler has been


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elected as  Secretary  of the  Registrant.  At the date  hereof,  Mr.  Klawetter remains on the Board of the Registrant.

(b) On April 17, 1998, the Registrant closed its private placement offering of $500,000 of debt, warrants to purchase 500,000 shares of the Registrant's Common Stock at an exercise price of $.30 per share, and 500,000 shares of the Registrant's Common Stock. The $500,000 debt is represented by a global promissory note, which is payable on demand and is secured by certain shares of common stock of Intek Global Corporation and Ventel Inc., owned by the Registrant. Pellinore Securities Corporation acted as placement agent in connection with the offering and received a fee equal to $20,000, together with reimbursement of its reasonable out-of-pocket expenses.

(c) On January 28, 1998, the Registrant acquired certain developmental-stage assets of SCL, including trademarks, information and communications technology and contractual rights. Upon full development, these assets will enable the Registrant to become an applications-specific content provider, equipped to deliver a digital image signal and content specific data to subscribers' homes (and other venues) throughout North America via satellite. The Registrant intends to apply this technology to horse racing; that is, to offer subscribers the opportunity to view live horse racing, study recent data and place wagers through interactive communications utilizing an in-house television, set top box and dish.

In consideration of the acquisition, the Registrant issued to SCL (i) 1,000,000 shares of convertible preferred stock of Registrant and (ii) warrants to purchase 500,000 shares of common stock of the Registrant, at an exercise price of $2.00 per share. The Registrant also agreed to pay to SCL an amount equal to 10% of the Registrant's Earnings before Interest, Taxes, Depreciation and Amortization, up to a maximum of $1,500,000, payable within 90 days following the end of Registrant's first fiscal year in which its retained earnings position becomes positive. The Registrant also agreed to assume $300,000 of accounts payable and certain lease obligations of SCL. The Registrant also agreed to pay SCL a monthly fee equal to $25,000 per month for a period of not less than 18 months after the closing, for services provided by those employees of SCL who have become officers of the Registrant, including the Chief Executive Officer, Chief Technical Officer and Chief Financial Officer of the Registrant.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits


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1.  Placement  Agent  Agreement  between  Registrant  and  Pellinore  Securities
Corporation, dated April 17, 1998.

2. Agreement, dated January 15, 1998, between Simmonds Capital Limited and the Registrant.

2.1 Schedule 1 to Exhibit 2 (Assets); will be furnished to the Commission upon request.

2.2 Schedule 2 to Exhibit 2 (Existing Accounts Payable); will be furnished to the Commission upon request.

2.3 Schedule 3 to Exhibit 2 (Employees to be transferred); will be furnished to the Commission upon request.

2.4 Schedule 4 to Exhibit 2 (Assignment of Trademarks); will be furnished to the Commission upon request.

2.5 Schedule 5 to Exhibit 2 (Board of Directors and Officers); will be furnished to the Commission upon request.

2.6 Schedule 6 to Exhibit 2 (Intellectual Property); will be furnished to the Commission upon request (subject to confidentiality provisions).

4.1 Form of Warrant issued by Registrant to various investors, dated as of April 17, 1998.

4.2 Form of stock certificate issued by Registrant to various investors, dated as of April 17, 1998. Incorporated by reference to Exhibit 4.1 of the Registrant's Report on Form 8-K dated July 14, 1993.

16.  Letter  of  STA,  dated  May  13,  1998,  to the  Securities  and  Exchange
Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN DIGITAL COMMUNICATIONS,
                                            INC.


                                             By: /s/ Gary Hokkanen
                                                 ------------------
                                                 Name: Gary Hokkanen
                                                 Title: Chief Financial Officer



Date:  May 13, 1998